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Filed with the Securities and Exchange Commission on April 11, 2014.

Registration Statement No. 333-194919

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to
Form S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Ares Management, L.P.
(Exact name of registrant as specified in its charter)

Delaware	6282	80-0962035
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

2000 Avenue of the Stars
12th Floor
Los Angeles, California 90067
(310) 201-4100
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Michael D. Weiner
c/o Ares Management, L.P.
2000 Avenue of the Stars
12th Floor
Los Angeles, California 90067
(310) 201-4100
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications to:
Michael A. Woronoff Philippa M. Bond Proskauer Rose LLP 2049 Century Park East, Suite 3200 Los Angeles, California 90067 (310) 557-2900/(310) 557-2193 (Facsimile)	Joshua Ford Bonnie Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3954 Telephone: (212) 455-2000 Facsimile: (212) 455-2502	Kirk A. Davenport II Cynthia A. Rotell Latham & Watkins LLP 355 South Grand Avenue Los Angeles, California 90071 (213) 485-1234/(213) 891-8763 (Facsimile)

Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this registration statement.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.    ☐

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission acting pursuant to said Section 8(a), may determine.

 EXPLANATORY NOTE

        This Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-194919) is being filed for the purpose of filing exhibits as indicated in Item 16 of Part II of this Amendment No. 2. No changes or additions are being made to the prospectus constituting Part I of the Registration Statement (not included herein) or to Items 13, 14, 15 or 17 of Part II of the Registration Statement. Accordingly, this Amendment No. 2 consists only of the facing page, this explanatory note and Item 16 of Part II, the signature pages and the Exhibit Index of the Registration Statement.

 PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16.    Exhibits and Financial Statement Schedules

(a)
Exhibits.

Exhibit Number	Description
1.1	Form of Underwriting Agreement**
3.1	Certificate of Limited Partnership of Ares Management, L.P.†
3.2	Form of Amended and Restated Agreement of Limited Partnership of Ares Management, L.P. (included as Appendix A to the prospectus)†
5.1	Form of Opinion of Proskauer Rose LLP regarding validity of the common units registered†
8.1	Form of Opinion of Proskauer Rose LLP regarding certain tax matters†
10.1	Form of Limited Partnership Agreement of Ares Holdings L.P.*
10.2	Form of Amended and Restated Limited Partnership Agreement of Ares Domestic Holdings L.P.*
10.3	Form of Amended and Restated Agreement of Exempted Limited Partnership of Ares Offshore Holdings L.P.*
10.4	Form of Limited Partnership Agreement of Ares Investments L.P.*
10.5	Form of Amended and Restated Limited Partnership Agreement of Ares Real Estate Holdings L.P.*
10.6	Form of Investor Rights Agreement**
10.7	Form of 2014 Equity Incentive Plan*
10.8	Form of Exchange Agreement*
10.9	Form of Tax Receivable Agreement*
10.10	Fifth Amended and Restated Credit Agreement, dated as of October 29, 2013, by and among Ares Management LLC, Ares Investments Holdings LLC, the Lenders party thereto and JPMorgan Chase Bank, N.A.**
10.12	Form of Indemnification Agreement**
10.13	Form of Restricted Unit Agreement under the 2014 Equity Incentive Plan*
10.14	Form of Option Agreement under the 2014 Equity Incentive Plan*
10.15	Form of Phantom Unit Agreement under the 2014 Equity Incentive Plan*
10.16	Form of Incentive Fee Award*
21.1	Subsidiaries of Ares Management, L.P.**
23.1	Consent of Ernst & Young LLP†
23.2	Consent of Proskauer Rose LLP (included as part of Exhibit 5.1)†
24.1	Power of Attorney (included on signature pages to this Registration Statement)†
99.1	Form of Amended and Restated Agreement of Limited Liability Company of the General Partner of the Registrant**

*
Filed herewith

**
To be filed by amendment.

†
Previously filed.

 SIGNATURES

        Pursuant to the requirements of the Securities Act, this registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Los Angeles, state of California, on April 11, 2014.

Ares Management, L.P.
By:	Ares Management GP LLC, its general partner
By:	/s/ ANTONY P. RESSLER
	Name:	Antony P. Ressler
	Title:	Chairman, Co-Founder & Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ ANTONY P. RESSLER Antony P. Ressler	Chairman, Co-Founder & Chief Executive Officer (Principal Executive Officer)	April 11, 2014
/s/ DANIEL F. NGUYEN Daniel F. Nguyen	Executive Vice President, Chief Financial Officer & Treasurer (Principal Financial and Accounting Officer)	April 11, 2014
* Michael J. Arougheti	Director, Co-Founder & President	April 11, 2014
* David B. Kaplan	Director, Co-Founder & Senior Partner	April 11, 2014
* John H. Kissick	Director, Co-Founder & Senior Partner	April 11, 2014
* Bennett Rosenthal	Director, Co-Founder & Senior Partner	April 11, 2014

*By:	/s/ DANIEL F. NGUYEN
Daniel F. Nguyen Attorney-in-Fact

 EXHIBIT INDEX

Exhibit Number	Description
1.1	Form of Underwriting Agreement**
3.1	Certificate of Limited Partnership of Ares Management, L.P.†
3.2	Form of Amended and Restated Agreement of Limited Partnership of Ares Management, L.P. (included as Appendix A to the prospectus)†
5.1	Form of Opinion of Proskauer Rose LLP regarding validity of the common units registered†
8.1	Form of Opinion of Proskauer Rose LLP regarding certain tax matters†
10.1	Form of Limited Partnership Agreement of Ares Holdings L.P.*
10.2	Form of Amended and Restated Limited Partnership Agreement of Ares Domestic Holdings L.P.*
10.3	Form of Amended and Restated Agreement of Exempted Limited Partnership of Ares Offshore Holdings L.P.*
10.4	Form of Limited Partnership Agreement of Ares Investments L.P.*
10.5	Form of Amended and Restated Limited Partnership Agreement of Ares Real Estate Holdings L.P.*
10.6	Form of Investor Rights Agreement**
10.7	Form of 2014 Equity Incentive Plan*
10.8	Form of Exchange Agreement*
10.9	Form of Tax Receivable Agreement*
10.10	Fifth Amended and Restated Credit Agreement, dated as of October 29, 2013, by and among Ares Management LLC, Ares Investments Holdings LLC, the Lenders party thereto and JPMorgan Chase Bank, N.A.**
10.12	Form of Indemnification Agreement**
10.13	Form of Restricted Unit Agreement under the 2014 Equity Incentive Plan*
10.14	Form of Option Agreement under the 2014 Equity Incentive Plan*
10.15	Form of Phantom Unit Agreement under the 2014 Equity Incentive Plan*
10.16	Form of Incentive Fee Award*
21.1	Subsidiaries of Ares Management, L.P.**
23.1	Consent of Ernst & Young LLP†
23.2	Consent of Proskauer Rose LLP (included as part of Exhibit 5.1)†
24.1	Power of Attorney (included on signature pages to this Registration Statement)†
99.1	Form of Amended and Restated Agreement of Limited Liability Company of the General Partner of the Registrant**

*
Filed herewith

**
To be filed by amendment.

†
Previously filed.

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EXPLANATORY NOTE
PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS
  Item 16. Exhibits and Financial Statement Schedules
SIGNATURES
EXHIBIT INDEX